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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 2002, relating to the financial statements of Advanced Magnetics, Inc., which appears in Advanced Magnetics, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP May 12, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS